Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Equity Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 14th Annual Report. The fund invests in large, well-known corporations with histories of steadily rising dividends and steadily rising values. Over the 12-month reporting period, the fund's net assets continued to grow and reached over $3.1 billion by March 31, 2000. This asset growth reflected a sizable increase in the value of fund shares, as well as the confidence expressed by our long-time and new shareholders as they purchased shares for their investment accounts.

This fund is recommended to the public by thousands of registered representatives with hundreds of investment firms across the country. I cannot list all the firms, however, I want to express my sincere appreciation of their due diligence about the management of the fund and historical performance of its shares. I believe, as do these representatives, Federated Equity Income Fund, Inc. is a prudent investment and can help shareholders reach their desired investment goals.

This report covers the 12-month reporting period from April 1, 1999 through March 31, 2000. It begins with an interview with the fund's portfolio manager, Linda A. Duessel, Senior Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's common and preferred stocks and convertible securities, and third is the publication of the fund's financial statements.

This equity income fund portfolio focuses on a defensive, "sector-neutral" portfolio with ownership of good, dividend-paying securities. At the end of the reporting period, the fund's holdings included such well-known names as Allstate, Bank America, Bristol-Myers Squibb, DuPont, Exxon Mobil, Ford, General Electric, Home Depot, IBM, New York Times, Wal-Mart and Walt Disney. These are a few of the most successful corporations in the world today.

While the broad market was extremely volatile over the fund's fiscal year and performance was concentrated within a relatively narrow bank of stocks, it was nevertheless an outstanding 12-month period for Federated Equity Income Fund, Inc. The fund's returns were more than seven times greater than the average return of the 220 equity income funds tracked by Lipper Analytical Services, Inc.1 The fund's returns were also greater than the total return of the Standard & Poor's 500 Index ("S&P 500").2

As Linda explains, the fund's performance record is the result of consistently choosing market-leading companies within sectors weighted similarly to the S&P 500. Income is a key consideration, as approximately 30% of the fund's holdings are in common stocks that have raised their dividends in at least each of the last ten years. Holdings in convertible bonds and preferred stocks also help generate income. Investors are exposed daily to style management--growth or value. Linda and her team incorporate both styles to select issues that, in the long run, may help to increase shareholders' wealth. Let's not limit selection, but expand it to capture good companies that perform well. These strategies make the fund a prudent way to participate in equities while attempting to temper periods of unpleasant market volatility.

Individual share class total performance for the 12-month reporting period, including income distributions, follows.3

	Total Return	Income Distributions	Net Asset Value Increase
Class A Shares	23.14%	$0.27	$19.49 to $23.69 = 21.55%
Class B Shares	22.18%	$0.12	$19.49 to $23.68 = 21.50%
Class C Shares	22.17%	$0.12	$19.50 to $23.69 = 21.49%
Class F Shares	22.82%	$0.22	$19.50 to $23.70 = 21.54%

We trust you were pleased with the continued positive performance of your equity income investment. Remember, reinvesting your fund's earnings is a convenient way to build the value of your account--and see the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
May 15, 2000

1 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

2 The S&P 500 is an unmanaged index of common stocks in industrial, transportation, financial, and public utility companies. Investments may not be made in an index.

3 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were 16.39%, 16.68%, 21.17%, and 20.59%, respectively.

Linda A. Duessel

Senior Vice President

Federated Investment Management Company

Investment Review

The fund's fiscal year period of April 1, 1999 through March 31, 2000 was a positive period for stocks, although the performance was very narrowly concentrated. What are your comments?

The stock market in the second quarter of 1999 delivered a strong return as indicated by the S&P 500's return of 7.05%. This quarter was marked by dramatic reversals in leadership based on market capitalization, as small-cap stocks outperformed large-cap stocks, and large-cap value stocks outperformed large-cap growth stocks. These shifts were accompanied by rapid sector rotation, as the technology, financial and pharmaceutical sectors lagged, while the beleaguered basic materials and industrial cyclical sectors surged. The broadening, in what had been a narrow market, was due to the increasing perception that overseas economies were improving, while the United States' economy continued to be robust.

In the third quarter of 1999, however, the S&P 500 was down 6.24%, as the stock market corrected after experiencing a mid-July peak--interestingly, on approximately the same day as 1998's market peak. The third quarter also saw dramatic reversals again in leadership based on investment style and sector, as large-cap growth stocks outperformed large-cap value stocks by 6.10%. Further, technology resumed its leadership stance, and was the only sector in the S&P 500 to report a positive return in the third quarter.

At the close of the fourth quarter of 1999, the S&P 500 completed its fifth consecutive year of +20% gains. Much like 1998, however, this remarkable performance was attributed to a relatively small number of stocks. Merrill Lynch & Co., Inc. reports that just 15 companies provided 100% of the S&P 500's return in 1999, and nearly 60% of the stocks in the index had negative returns for the year. It was also the second consecutive year in which growth stocks dramatically outperformed value stocks.

The first quarter of 2000 was marked by major discrepancies in the performance of leading indexes, as well as sector rotation and interest rate increases by the Federal Reserve Board (the "Fed"). The technology-dominated NASDAQ gained 12.37% in this quarter, while the Dow Jones Industrial Average1 fell 4.68%, and the S&P 500 was up a modest 2.29%. Further, large-cap growth stocks outperformed large-cap value stocks. Interestingly, the technology sector, which was dominant in the first two months of the year, began a significant correction in March, which is continuing in April as investors have been rotating into Old Economy stocks.

How did Federated Equity Income Fund, Inc. perform for its shareholders for the 12-month reporting period?

It was an outstanding period for the fund. For the 12-month reporting period ended March 31, 2000, the fund's Class A, B, C, and F Shares produced total returns of 23.14%, 22.18%, 22.17%, and 22.82%, respectively, based on net asset value.2 These returns were more than seven times greater than the 3.04% average return of the 220 equity income funds tracked by Lipper Analytical Services, Inc. The fund's returns were also greater than the 17.93% total return of the S&P 500.

What accounted for the fund's outperformance?

This performance has been achieved by consistently choosing market-leading companies within a strategy of sector weightings similar to that of the S&P 500. Income is achieved through the use of convertible bonds and preferred stocks; further, approximately 30% of the fund's holdings are in common stocks that have raised their dividends in at least each of the last ten years.

The fund also has achieved its strong performance record with relatively minimal volatility. Can you give us an example?

Yes. In the S&P 500 correction of 9.09% that occurred from year end 1999 through February 25, 2000, Federated Equity Income Fund, Inc. declined by just 0.81%. In the 46 S&P 500 corrections of 2% or more since the beginning of 1990, Federated Equity Income Fund, Inc. has outperformed the S&P 500 in all but three of those periods.

1 The Dow Jones Industrial Average represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.

2 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were 16.39%, 16.68%, 21.17% and 20.59%, respectively.

What have you been buying and selling recently in the fund?

In the communications services sector, we sold AT&T Corp., GTE Corp. and SBC Communications given our increasing concerns about the huge capital expenditures required by the legacy phone companies as competition from new entrants rises. We purchased the 5.25% convertible bonds of Nextel Communications, the leading U.S. provider of wireless communication services to businesses. We also purchased the 6% convertible bonds of Level 3 Communications, a leading provider of local and long distance telecommunication and data transmission.

In the capital goods sector, we sold Pitney Bowes and Crown Cork & Seal after a series of earnings disappointments as well as Textron, whose stock had traded in a relatively tight range for quite some time. We purchased Sanmina 4.25% convertible bonds and SCI Systems 3% convertible bonds, two contract manufacturers of electronic products. We also purchased Corning stock, which has grown to be an important provider of optical fiber, cable and photonic components for the telecommunications industry, as well as leading edge glass products for the information display industry.

In the consumer cyclical sector, we sold Whirlpool due to concerns regarding the effect of interest rate increases on housing, and therefore, major appliance purchases. We sold Cooper Tire & Rubber, which has been underperforming in an increasingly difficult industry. We purchased Wal-Mart, the leading discount store operator, at a very inexpensive price.

In the consumer staples sector, we sold a number of holdings as the S&P 500 weighting declined from 11% of total market weight to just under 10%. We sold Heinz and Pepsi, two fine companies with limited near-term upside, in our view. We also sold Kimberly Corp. after we experienced what we believed to be all the relative upside performance from its positive earnings surprises, and we eliminated Procter and Gamble after a serious earnings disappointment. We purchased the 2% convertible preferred shares of Reliant Energy into Time Warner. We believe the proposed merger of Time Warner and America Online will be a powerful combination of media content and distribution, and Time Warner is currently quite undervalued.

In the technology sector, our EMC 3.25% convertible bonds were called from the fund's portfolio after we enjoyed a ten-fold increase in value. We used the proceeds to purchase the 4% convertible bonds of Vitesse Semiconductor, a manufacturer of high-speed, highly complex semiconductors serving the telecommunication and data communication industries.

What were the fund's top ten holdings as of March 31, 2000, and what were the fund's sector weightings?

Name	Percentage of Net Assets
General Electric Co.	2.2%
Cox Communications, Inc., PRIDES, (into Sprint PCS)	2.2%
LSI Logic Corp., Conv., 4.25%, 3/15/2004	2.2%
Citigroup, Inc.	2.1%
Veritas Software Corp., Conv., 1.856%, 8/13/2006	2.0%
Walt Disney Co.	2.0%
Motorola, Inc.	1.9%
NEXTLINK Communications, Conv. Pfd.	1.9%
AT&T Corp.--Liberty Media Group, Inc., Class A	1.9%
Apple Computer, Inc.	1.9%
TOTAL	20.3%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Technology	32.1%	33.4%
Financials	13.8%	13.0%
Communication Services	9.1%	7.6%
Consumer Staples	8.6%	9.9%
Consumer Cyclicals	8.0%	8.2%
Health Care	8.0%	8.9%
Capital Goods	7.2%	8.2%
Energy	4.6%	5.4%
Utilities	2.7%	2.3%
Basic Materials	2.6%	2.5%
Other	3.3%	--

We have been seeing an extraordinary level of day-to-day volatility in the market. What is your outlook for stocks through 2000?

The U.S. economy continues to be very strong, with some evidence of inflation. Still, it is widely believed that the Fed will raise short-term interest rates until the economy slows. Volatile equity markets will likely persist in this environment. Of course, we continue to manage Federated Equity Income Fund, Inc. to temper such unpleasant volatility by focusing on dividend-paying stocks of market leading companies, as well as convertible bonds and preferred stocks.

Shareholder Meeting Results

A Special Meeting of Shareholders of Federated Equity Income Fund, Inc. (the "Fund") was held on November 30, 1999. On September 21, 1999, the record date for shareholders voting at the meeting, there were 130,672,728 total outstanding shares of Fund. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect four Directors.1

	Shares Voted For	Shares Withheld
Nicholas P. Constantakis	70,272,586	1,735,788
John F. Cunningham	70,322,092	1,686,282
Charles F. Mansfield	70,311,961	1,696,413
John S. Walsh	70,293,324	1,715,050

1 The following Directors continued their terms: John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts and J. Christopher Donahue.

AGENDA ITEM 2

To amend the Fund's fundamental investment policy regarding diversification.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
49,911,988	1,638,625	2,557,419	17,900,342

AGENDA ITEM 3

To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
48,935,949	2,433,329	2,739,094	17,900,002

AGENDA ITEM 4

To amend the Fund's fundamental investment policy regarding investments in real estate.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
49,273,969	2,109,922	2,724,142	17,900,342

AGENDA ITEM 5

To amend the Fund's fundamental investment policy regarding investments in commodities.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
48,724,067	2,634,227	2,749,737	17,900,342

AGENDA ITEM 6

To amend the Fund's fundamental investment policy regarding underwriting securities.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
49,332,684	1,996,876	2,778,473	17,900,342

AGENDA ITEM 7

To amend the Fund's fundamental investment policy regarding lending by the Fund.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
48,846	2,459,544	2,801,987	17,900,342

AGENDA ITEM 8

To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
49,401,599	1,881,668	2,824,766	17,900,342

AGENDA ITEM 9

To amend, and to make nonfundamental, the Fund's fundamental investment policy regarding buying securities on margin.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
48,338,600	2,797,051	2,972,382	17,900,342

AGENDA ITEM 10

To amend, and to make nonfundamental, the Fund's fundamental investment policy regarding pledging assets.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
48,631,048	2,613,398	2,863,287	17,900,342

AGENDA ITEM 11

To eliminate the Fund's fundamental investment policy on selling securities short.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
48,647,652	2,665,786	2,794,595	17,900,342

AGENDA ITEM 12

To require the approval of a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the Fund to another corporation or trust, to the extent permitted under Maryland law.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
49,469,222	1,939,474	2,699,677	17,900,002

AGENDA ITEM 13

To permit the Board of Directors to liquidate the assets of the Fund, or of a series or class, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval, to the extent permitted under Maryland law.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
47,715,746	3,589,551	2,802,736	17,900,342

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $14,000 in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $82,659 on 3/31/00. You would have earned a 14.47%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/00, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 16.39%, 21.22% and 16.71%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (9/27/94) total returns were 16.68%, 21.50% and 20.30%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (5/3/93) total returns were 21.17%, 21.68% and 17.41%, respectively. Class F Shares' average annual 1-year, 5-year and since inception (11/12/93) total returns were 20.59%, 22.05% and 17.49%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 13 years (reinvesting all dividends and capital gains) grew to $46,763.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $46,7631 by 3/31/00. You would have earned an average annual total return of 16.41%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their son. On March 31, 1990, they invested $5,000 in the Class A Shares of Federated Equity Income Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $99,598. This represents a 17.55% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Equity Income Fund, Inc.-- Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1990 to March 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2000
1 Year	16.39%
5 Years	21.22%
10 Years	16.71%
Start of Performance (12/30/86)	14.47%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Equity Income Fund, Inc.-- Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2000
1 Year	16.68%
5 Years	21.50%
Start of Performance (9/27/94)	20.30%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Equity Income Fund, Inc.-- Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2000
1 Year	21.17%
5 Years	21.68%
Start of Performance (5/3/93)	17.41%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A maximum 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Equity Income Fund, Inc.-- Class F Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC.

The graph below illustrates the hypothetical investment of $10,0001 in Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 1999
1 Year	20.59%
5 Years	22.05%
Start of Performance (11/12/93)	17.49%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

MARCH 31, 2000

Shares			Value
		COMMON STOCKS--59.5%
		Basic Materials--1.0%
619,952		Du Pont (E.I.) de Nemours & Co.	$32,779,962

		Capital Goods--4.2%
202,800		Corning, Inc.	39,343,200
422,000		Emerson Electric Co.	22,313,250
450,400		General Electric Co.	69,896,450

		TOTAL	131,552,900

		Communication Services--1.9%
761,266	[1]	MCI Worldcom, Inc.	34,494,866
376,500		Sprint Corp.	23,719,500

		TOTAL	58,214,366

		Consumer Cyclicals--5.1%
839,000		Ford Motor Co.	38,541,562
803,172		Home Depot, Inc.	51,804,594
862,000		New York Times Co., Class A	37,012,125
566,900		Wal-Mart Stores, Inc.	31,462,950

		TOTAL	158,821,231

		Consumer Staples--5.1%
993,500	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	58,864,875
1,006,000		General Mills, Inc.	36,404,625
1,535,300		Walt Disney Co.	63,523,037

		TOTAL	158,792,537

		Energy--4.6%
560,000		BP Amoco PLC, ADR	29,715,000
299,200		Chevron Corp.	27,657,300
1,249,841		Conoco, Inc., Class B	32,027,176
714,300		Exxon Mobil Corp.	55,581,469

		TOTAL	144,980,945

Shares			Value
		COMMON STOCKS--continued
		Financials--13.0%
1,173,000		Allstate Corp.	$27,932,062
584,962		BankAmerica Corp.	30,673,945
606,200		Chase Manhattan Corp.	52,853,062
514,000		Chubb Corp.	34,727,125
1,081,100		Citigroup, Inc.	64,122,744
287,400		Federal Home Loan Mortgage Corp.	12,699,487
282,800		Lincoln National Corp.	9,473,800
355,500		Marsh & McLennan Cos., Inc.	39,216,094
833,400		Mellon Financial Corp.	24,585,300
367,600		Merrill Lynch & Co., Inc.	38,598,000
695,600		Morgan Stanley, Dean Witter & Co.	56,734,875
333,200		Post Properties, Inc.	13,432,125

		TOTAL	405,048,619

		Health Care--7.6%
935,400		Abbott Laboratories	32,914,387
582,000		Baxter International, Inc.	36,484,125
689,000		Bristol-Myers Squibb Co.	39,789,750
388,000		Pharmacia & Upjohn, Inc.	22,989,000
1,352,700		Schering Plough Corp.	49,711,725
562,100		Warner-Lambert Co.	54,804,750

		TOTAL	236,693,737

		Technology--15.2%
427,092	[1]	Apple Computer, Inc.	58,004,432
503,600	[1]	Cisco Systems, Inc.	38,934,575
389,756	[1]	EMC Corp. Mass	48,719,500
352,500		Intel Corp.	46,507,969
456,000		International Business Machines Corp.	53,808,000
250,000	[1]	Lexmark Intl. Group, Class A	26,437,500
197,000	[1]	Microsoft Corp.	20,931,250
420,000		Motorola, Inc.	59,797,500
176,100	[1]	RF Micro Devices, Inc.	23,663,438
602,800	[1]	Sun Microsystems, Inc.	56,484,244
662,000	[1]	Tellabs, Inc.	41,695,656

		TOTAL	474,984,064

Shares			Value
		COMMON STOCKS--continued
		Utilities--1.8%
730,024		Enron Corp.	$54,660,547

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,159,836,239)	1,856,528,908

		CONVERTIBLE PREFERRED STOCKS--17.2%
		Basic Materials--1.6%
1,068,500		Monsanto Co., Conv. Pfd., $2.60	48,883,875

		Capital Goods--0.9%
1,233,600		Ingersoll-Rand Co., Cumulative PRIDES, Series 6.75%	28,989,600

		Communication Services--4.1%
208,700		NEXTLINK Communications, Inc., Conv. Pfd., $3.25	59,714,288
571,000		Cox Communications, Inc., PRIDES, Series Sprint PCS	69,091,000

		TOTAL	128,805,288

		Consumer Staples--3.5%
260,000		Cox Communications, Inc., PRIDES	16,510,000
473,200		Ralston Purina Co., SAILS, $1.08, Series Interstate Bakeries	13,811,525
529,500		Reliant Energy, Inc., ZENS, $1.17, Series Time Warner	51,692,438
440,000	[2]	Suiza Foods Corp., Conv. Pfd., $2.75	15,289,560
305,000		Suiza Foods Corp., Conv. Pfd., $2.75	10,598,445

		TOTAL	107,901,968

		Financials--0.8%
589,700		Conseco, Inc., Cumulative PRIDES, Series F, $3.50	9,472,056
705,300		Lincoln National Corp., Cumulative PRIDES, $1.94	14,282,325

		TOTAL	23,754,381

		Technology--4.7%
613,400		Amdocs Ltd., Conv. Pfd., $1.51	38,030,800
557,000		Metromedia Fiber Network, Inc., DECS, $2.46	47,345,000
465,000		PsiNet, Inc., Conv. Pfd., $3.38	29,760,000
96,000		Verio, Inc., Conv. Pfd., $3.38	5,400,000
485,000	[2]	Verio, Inc., Conv. Pfd., $3.38	27,281,250

		TOTAL	147,817,050

		Transportation--0.7%
525,000		Union Pacific Corp., Conv. Pfd., $3.13	21,021,000

		Utilities--0.9%
733,200		Texas Utilities Co., Cumulative PRIDES, $4.63	28,915,575

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $481,015,470)	536,088,737

Principal Amount			Value
		CONVERTIBLE CORPORATE BONDS--20.7%
		Capital Goods--2.1%
$28,300,000		SCI Systems, Inc., Conv. Sub. Note, 3.00%, 3/15/2007	$32,769,136
20,000,000		Sanmina Corp., Conv. Sub. Note, 4.25%, 5/1/2004	32,021,600

		TOTAL	64,790,736

		Communication Services--3.1%
8,700,000	[2]	Liberty Media Group, Conv. Bond, 3.75%, 2/15/2030, Series Sprint PCS	10,290,708
35,000,000		Level 3 Communications, Inc., Conv. Sub. Note, 6.00%, 3/15/2010	35,235,200
44,560,000	[2]	NEXTEL Communications, Inc., Conv. Sr. Notes, 5.25%, 1/15/2010	53,254,993

		TOTAL	98,780,901

		Consumer Cyclicals--2.9%
20,500,000		Amazon.com, Inc., Conv. Sub. Note, 4.75%, 2/1/2009	20,428,455
20,400,000		Digital Island, Inc., Conv. Sub. Note, 6.00%, 2/15/2005	14,334,060
9,300,000		DoubleClick, Inc., Conv. Bond, 4.75%, 3/15/2006	21,689,088
4,355,000		Omnicom Group, Inc., Conv. Sub. Deb., 4.25%, 1/3/2007	12,965,793
11,400,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	21,932,346

		TOTAL	91,349,742

		Health Care--0.4%
15,350,000	[2]	Roche Holdings, Inc., LYON, 1/19/2015, Series DNA	12,758,153

		Technology--12.2%
11,300,000	[2]	ASM Lithography Holding NV, Conv. Sub. Note, 4.25%, 11/30/2004	13,595,708
4,250,000		America Online, Inc., Conv. Sub. Note, 4.00%, 11/15/2002	44,275,225
35,530,000		Citrix Systems, Inc., Conv. Sub. Deb., 03/22/2019	33,631,277
25,300,000	[2]	Citrix Systems, Inc., Conv. Sub. Deb., 3/22/2019	23,947,968
14,560,000	[2]	Conexant Systems, Inc., Conv. Sub. Note, 4.00%, 2/1/2007	13,206,211
11,100,000		Cypress Semiconductor Corp., Conv. Sub. Note, 6.00%, 10/1/2002	23,632,677
24,000,000	[2]	Exodus Communications, Inc., Conv. Bond, 4.75%, 7/15/2008	49,755,840
2,800,000		LSI Logic Corp., Conv. Sub. Note, 4.25%, 3/15/2004	13,097,700
11,595,000	[2]	LSI Logic Corp., Conv. Sub. Note, 4.25%, 3/15/2004	54,238,511
17,300,000		Veritas Software Corp., Conv. Sub. Note, 1.856%, 8/13/2006	63,564,006
45,400,000	[2]	Vitesse Semiconductor Corp., Conv. Sub. Note, 4.00%, 3/15/2005	47,226,896

		TOTAL	380,172,019

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $444,126,580)	647,851,551

Principal Amount			Value
		REPURCHASE AGREEMENT --1.4%[3]
$44,455,000		ABN AMRO, Inc., 6.18%, dated 3/31/2000, due 4/3/2000 (at amortized cost)	$44,455,000

		TOTAL INVESTMENTS (IDENTIFIED COST $2,129,433,289)[4]	$3,084,924,196

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At March 31, 2000, these securities amounted to $320,845,798 which represents 10.3% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $2,130,630,597. The net unrealized appreciation of investments on a federal tax basis amounts to $954,293,599 which is comprised of $1,037,552,575 appreciation and $83,258,976 depreciation at March 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($3,122,008,139) at March 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
SAILS	--Stock Appreciation Income Linked Security
ZENS	--Zero-Premium Exchangable Subordinated Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 2000

Assets:
Total investments in securities, at value (identified cost $2,129,433,289 and tax cost $2,130,630,597)		$3,084,924,196
Cash		630,705
Income receivable		4,371,281
Receivable for investments sold		26,292,550
Receivable for shares sold		15,849,852

TOTAL ASSETS		3,132,068,584

Liabilities:
Payable for investments purchased	$3,349,500
Payable for shares redeemed	4,203,026
Income distribution payable	261,379
Accrued expenses	2,246,540

TOTAL LIABILITIES		10,060,445

Net assets for 131,799,237 shares outstanding		$3,122,008,139

Net Assets Consist of:
Paid in capital		$2,111,846,837
Net unrealized appreciation of investments		955,490,907
Accumulated net realized gain on investments and options		54,378,389
Undistributed net investment income		292,006

TOTAL NET ASSETS		$3,122,008,139

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($1,187,734,238 ÷ 50,137,643 shares outstanding)		$23.69

Offering Price Per Share (100/94.50 of $23.69)1		$25.07

Redemption Proceeds Per Share (100/100 of $23.69)		$23.69

Class B Shares:
Net Asset Value Per Share ($1,537,956,755 ÷ 64,935,949 shares outstanding)		$23.68

Offering Price Per Share (100/100 of $23.68)		$23.68

Redemption Proceeds Per Share (94.50/100 of $23.68)[1]		$22.38

Class C Shares:
Net Asset Value Per Share ($249,003,887 ÷ 10,509,042 shares outstanding)		$23.69

Offering Price Per Share (100/100 of $23.69)		$23.69

Redemption Proceeds Per Share (99.00/100 of $23.69)[1]		$23.45

Class F Shares:
Net Asset Value Per Share ($147,313,259 ÷ 6,216,603 shares outstanding)		$23.70

Offering Price Per Share (100/99.00 of $23.70)1		$23.94

Redemption Proceeds Per Share (99.00/100 of $23.70)[1]		$23.46

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $74,657)		$56,221,606
Interest		8,823,954

TOTAL INCOME		65,045,560

Expenses:
Investment adviser fee	$16,451,977
Administrative personnel and services fee	2,066,529
Custodian fees	145,461
Transfer and dividend disbursing agent fees and expenses	2,823,152
Directors'/Trustees' fees	25,755
Auditing fees	35,199
Legal fees	9,855
Portfolio accounting fees	270,541
Distribution services fee--Class B Shares	10,287,538
Distribution services fee--Class C Shares	1,596,143
Distribution services fee--Class F Shares	336,517
Shareholder services fee--Class A Shares	2,557,247
Shareholder services fee--Class B Shares	3,429,179
Shareholder services fee--Class C Shares	532,048
Shareholder services fee--Class F Shares	336,517
Share registration costs	270,634
Printing and postage	813,800
Insurance premiums	6,913
Taxes	240,289
Miscellaneous	59,348

TOTAL EXPENSES	42,294,642

Expense Reductions:
Fees paid indirectly	(100,541)

Net expenses		42,194,101

Net investment income		22,851,459

Realized and Unrealized Gain on Investments and Options:
Net realized gain on investments and options		58,751,250
Net change in unrealized appreciation of investments		487,869,372

Net realized and unrealized gain on investments and options		546,620,622

Change in net assets resulting from operations		$569,472,081

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,851,459	$28,050,464
Net realized gain on investments and options ($58,751,250 and $111,806,575, respectively, as computed for federal tax purposes)	58,751,250	108,542,891
Net change in unrealized appreciation	487,869,372	87,508,735

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	569,472,081	224,102,090

Distributions to Shareholders
Distributions from Net Investment Income:
Class A Shares	(13,251,531)	(14,024,460)
Class B Shares	(7,475,294)	(10,000,327)
Class C Shares	(1,160,417)	(1,601,048)
Class F Shares	(1,400,523)	(1,687,126)
Distributions from Net Realized Gains:
Class A Shares	(53,417)	(55,192,484)
Class B Shares	(72,048)	(71,665,319)
Class C Shares	(11,135)	(11,574,448)
Class F Shares	(7,118)	(7,744,637)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,431,483)	(173,489,849)

Share Transactions:
Proceeds from sale of shares	635,435,912	787,808,257
Net asset value of shares issued to shareholders in payment of distributions declared	19,470,805	150,407,994
Cost of shares redeemed	(598,000,099)	(593,698,284)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	56,906,618	344,517,967

Change in net assets	602,947,216	395,130,208

Net Assets:
Beginning of period	2,519,060,923	2,123,930,715

End of period (including undistributed net investment income of $292,006 and $724,530, respectively)	$3,122,008,139	$2,519,060,923

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.49	$19.14	$15.59	$14.26	$11.50
Income From Investment Operations:
Net investment income	0.27	0.31	0.41	0.42	0.46
Net realized and unrealized gain on investments and options	4.20	1.54	4.41	2.16	2.96

TOTAL FROM INVESTMENT OPERATIONS	4.47	1.85	4.82	2.58	3.42

Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.40)	(0.41)	(0.41)
Distributions from net realized gain on investments and options	(0.00)[1]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.27)	(1.50)	(1.27)	(1.25)	(0.66)

Net Asset Value, End of Period	$23.69	$19.49	$19.14	$15.59	$14.26

Total Return[2]	23.14%	10.18%	31.80%	18.82%	30.37%

Ratios to Average Net Assets:

Expenses	1.10%	1.11%	1.09%	1.08%	1.03%

Net investment income	1.28%	1.66%	2.25%	2.68%	3.19%

Expense waiver/reimbursement[3]	--	--	--	0.04%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,187,734	$932,544	$809,103	$431,281	$220,268

Portfolio turnover	58%	69%	69%	75%	96%

1 Distributions from net realized gain on investments are less than $0.001 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.49	$19.15	$15.59	$14.26	$11.50
Income From Investment Operations:
Net investment income	0.12	0.17	0.27	0.34	0.32 [1]
Net realized and unrealized gain on investments and options	4.19	1.54	4.42	2.13	3.01

TOTAL FROM INVESTMENT OPERATIONS	4.31	1.71	4.69	2.47	3.33

Less Distributions:
Distributions from net investment income	(0.12)	(0.17)	(0.26)	(0.30)	(0.32)
Distributions from net realized gain on investments and options	(0.00)[2]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.12)	(1.37)	(1.13)	(1.14)	(0.57)

Net Asset Value, End of Period	$23.68	$19.49	$19.15	$15.59	$14.26

Total Return[3]	22.18%	9.32%	30.90%	17.92%	29.40%

Ratios to Average Net Assets:

Expenses	1.85%	1.86%	1.84%	1.87%	1.83%

Net investment income	0.53%	0.91%	1.50%	1.85%	2.31%

Expense waiver/reimbursement[4]	--	--	--	--	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,537,957	$1,262,258	$1,015,339	$418,675	$71,019

Portfolio turnover	58%	69%	69%	75%	96%

1 Calculated using average outstanding shares.

2 Distributions from net realized gain on investments are less than $0.001 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.50	$19.15	$15.59	$14.26	$11.50
Income From Investment Operations:
Net investment income	0.12	0.17	0.27	0.30	0.32
Net realized and unrealized gain on investments and options	4.19	1.54	4.42	2.16	3.00

TOTAL FROM INVESTMENT OPERATIONS	4.31	1.71	4.69	2.46	3.32

Less Distributions:
Distributions from net investment income	(0.12)	(0.16)	(0.26)	(0.29)	(0.31)
Distributions from net realized gain on investments and options	(0.00)[1]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.12)	(1.36)	(1.13)	(1.13)	(0.56)

Net Asset Value, End of Period	$23.69	$19.50	$19.15	$15.59	$14.26

Total Return[2]	22.17%	9.37%	30.90%	17.90%	29.39%

Ratios to Average Net Assets:

Expenses	1.85%	1.86%	1.84%	1.87%	1.80%

Net investment income	0.53%	0.91%	1.50%	1.89%	2.43%

Expense waiver/reimbursement[3]	--	--	--	--	0.18%

Supplemental Data:

Net assets, end of period (000 omitted)	$249,004	$196,583	$173,900	$101,588	$48,161

Portfolio turnover	58%	69%	69%	75%	96%

1 Distributions from net realized gain on investments are less than $0.001 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$19.50	$19.15	$15.59	$14.26	$11.51
Income From Investment Operations:
Net investment income	0.22	0.27	0.36	0.38	0.39
Net realized and unrealized gain on investments and options	4.20	1.54	4.42	2.16	2.99

TOTAL FROM INVESTMENT OPERATIONS	4.42	1.81	4.78	2.54	3.38

Less Distributions:
Distributions from net investment income	(0.22)	(0.26)	(0.35)	(0.37)	(0.38)
Distributions from net realized gain on investments and options	(0.00)[1]	(1.20)	(0.87)	(0.84)	(0.25)

TOTAL DISTRIBUTIONS	(0.22)	(1.46)	(1.22)	(1.21)	(0.63)

Net Asset Value, End of Period	$23.70	$19.50	$19.15	$15.59	$14.26

Total Return[2]	22.82%	9.90%	31.54%	18.50%	30.06%

Ratios to Average Net Assets:

Expenses	1.35%	1.36%	1.34%	1.36%	1.30%

Net investment income	1.03%	1.41%	2.00%	2.41%	2.95%

Expense waiver/reimbursement[3]	--	--	--	0.01%	0.18%

Supplemental Data:

Net assets, end of period (000 omitted)	$147,313	$127,676	$125,588	$88,454	$51,707

Portfolio turnover	58%	69%	69%	75%	96%

1 Distributions from net realized gain on investments are less than $0.001 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 2000

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to redesignation of short-term capital gains. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain/Loss	Undistributed Net Investment Income
$(2)	$(3,780)	$3,782

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund record when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended March 31, 2000, the Fund had a realized gain of $665,276 on written options.

Contract	Number of Contracts	Premium
Outstanding at 4/1/1999	--	$ --

Options written	7,704	718,401

Options expired	(4,954)	(184,927)

Options closed	(2,750)	(533,474)

Outstanding at 3/31/2000	--	$ --

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At March 31, 2000, par value shares ($0.01 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	15,021,233	$318,343,346	21,767,155	$406,101,071
Shares issued to shareholders in payment of distributions declared	497,805	10,478,847	2,936,873	54,973,689
Shares redeemed	(13,231,903)	(278,196,704)	(19,130,595)	(357,132,484)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,287,135	$50,625,489	5,573,433	$103,942,276

Year Ended March 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	11,948,065	$252,530,751	17,509,578	$328,972,142
Shares issued to shareholders in payment of distributions declared	327,342	6,782,150	4,012,970	75,159,253
Shares redeemed	(12,091,056)	(256,016,227)	(9,797,991)	(182,568,198)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	184,351	$3,296,674	11,724,557	$221,563,197

Year Ended March 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,437,090	$52,658,032	2,286,433	$42,946,716
Shares issued to shareholders in payment of distributions declared	49,180	1,022,485	631,896	11,835,287
Shares redeemed	(2,059,476)	(43,608,232)	(1,918,480)	(35,676,015)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	426,794	$10,072,285	999,849	$19,105,988

Year Ended March 31	2000		1999
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	556,478	$11,903,783	518,698	$9,788,328
Shares issued to shareholders in payment of distributions declared	56,850	1,187,323	450,360	8,439,765
Shares redeemed	(944,291)	(20,178,936)	(980,051)	(18,321,587)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(330,963)	$(7,087,830)	(10,993)	$(93,494)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,567,317	$56,906,618	18,286,846	$344,517,967

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended March 31, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended March 31, 2000, the Fund's expenses were reduced by $100,541 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2000, were as follows:

Purchases	$1,567,782,304

Sales	$1,561,990,354

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND SHAREHOLDERS OF
FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc. (the "Fund"), as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Equity Income Fund, Inc. at March 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 15, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF MARCH 31, 2000

Federated Equity Income Fund, Inc.

Established 1986

14TH ANNUAL REPORT

Federated
Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (5/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

APPENDIX

A. The graphic representation here displayed entitled "Initial Investment,"
consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income
Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of a $14,000/1,313 Shares investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $14,000 in the Fund on 12/30/86, would have a reinvested total worth of $82,659/3,489 on 3/31/00. The "x" axis reflects computation periods from 12/30/86 to 3/31/00. The right margin of the chart reflects the ending values of a hypothetical investment of $14,000 in the Fund measured in increments of $20,000 ranging from $0 to $100,000.

B. The graphic representation here displayed, entitled "One Step at a Time,"
consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated Equity Income
Fund, Inc. (the "Fund"). The darker-shaded portion reflects the Principal Value of Annual $1,000 investments in the Fund (totaling $14,000 by 3/31/00). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Class A Shares of the Fund beginning on 12/30/86 would have a reinvested total value of
$46,763/1,974 shares on 3/31/00. The "x" axis reflects computation periods from12/30/86 to 3/31/00. The right margin of the chart reflects the ending values of a hypothetical annual investment of $1,000 in the Fund measured in increments of $10,000 ranging from $0 to $50,000.

C. The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A
Shares of Federated Equity Income Fund, Inc. (the "Fund") the darker-shaded portion represents the Principal Value of original and subsequent investments.
The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $5,000/436 Shares investment in the Fund and additional investments of $250 every month for 10 years totaling $35,000 by
3/31/00 would have grown to a reinvested total value of $99,598/4,204 Shares on
3/31/00. The "x" axis reflects computation periods from 3/31/90 to 3/31/00. The right margin of the chart reflects the ending values of a hypothetical original investment of $5,000 and subsequent monthly investments of $250 in the Fund measured in increments of $20,000 ranging from $0 to $120,000.

D. The graphic representation here displayed consists of a legend in the upper left indicating the components of the corresponding line graph. Federated Equity
Income Fund, Inc. (Class A Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line.
Lipper Equity Income Fund Index (LEIFI) is represented by a broken line. The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. The "x"
axis reflects computation periods from 3/31/90 to 3/31/00. The "y" axis reflects the cost of investment in $10,000 increments ranging from $0 to $60,000. The right margin reflects the ending value of the hypothetical investment in the
Fund as compared to the S&P 500 and the LEIFI; the ending values are $47,393,
$56,102, and $34,811, respectively. Above the legend are the Average Annual
Total Returns for the one-year, five-year, ten-year, and Start of
Performance(12/30/86) for the period ended March 31, 2000; the Average Annual
Total Returns are 16.39%, 21.22%, 16.71 and 14.47%, respectively.

E. The graphic representation here displayed consists of a boxed legend in the upper left indicating the components of the corresponding line graph. Federated
Equity Income Fund, Inc. (Class B Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line.
The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI.
The "x" axis reflects computation periods from 9/27/94 to 3/31/00. The "y" axis reflects the cost of investment in $10,000 increments ranging from $10,000 to$40,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values were $27,681, $37,821 and $23,127, respectively. Above the legend are
Average Annual Total Returns for the one-year, five-year and Start of
Performance (9/27/94) for the period ended March 31, 2000; the Average Annual
Total Returns are 16.68%, 21.50% and 20.30%, respectively.

F. The graphic representation here displayed consists of a boxed legend in the upper left indicating the components of the corresponding line graph. Federated
Equity Income Fund, Inc. (Class C Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line.
The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI. he
"x" axis reflects computation periods from 5/3/93 to 3/31/00. The "y" axis reflects the cost of investment in $10,000 increments ranging from $10,000 to$40,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $30,312, $38,362, and $23,996, respectively. Above the legend are
Average Annual Total Returns for the one-year, five-year and Start of
Performance (5/3/93)for the period ended March 31, 2000; the Average Annual
Total Returns are 21.17%, 21.68%,and 17.41%, respectively.

G. The graphic representation here displayed consists of a boxed legend in the upper left indicating the components of the corresponding line graph. Federated
Equity Income Fund, Inc. (Class F Shares) (the "Fund") is represented by a solid black line. Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. Lipper Equity Income Fund Index (LEIFI) is represented by a broken line.
The line graph is a visual representation of a comparison of a change in value of a hypothetical $10,000 investment in the Fund, the S&P 500, and the LEIFI.
The "x" axis reflects computation periods from 11/12/93 to 3/31/00. The "y" axis reflects the cost of investment in $5,000 increments ranging from $5,000 to
$40,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LEIFI; the ending values are $27,975, $38,362, and $23,996, respectively. Below the legend are
Average Annual Total Returns for the one-year, five-year and Start of
Performance (11/12/93) for the period ended March 31, 2000; the Average Annual
Total Returns are 20.59% and 22.05%, and 17.49%, respectively.